Exhibit 99.1
MeridianLink Reports Fourth Quarter and Fiscal Year 2021 Results
Revenue of $64.0 million grows 19% year-over-year

COSTA MESA, Calif., March 10, 2022 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the fourth quarter and fiscal year ended December 31, 2021.
“2021 was a momentous year for the company, and we are immensely proud of our track record of proven results, including 19% year-over-year revenue growth and 38% adjusted EBITDA margins for Q4,” said Nicolaas Vlok, chief executive officer of MeridianLink. “Our solid performance in Q4 and throughout the year highlights the trust that financial institutions and consumer reporting agencies place in our solutions as a key driver of their growth acceleration and rapid digitalization. We are in the right place at the right time to help new and existing customers fuel future growth, and I am confident that the coming year will bring many more opportunities.”

Quarterly Financial Highlights:
•Revenue of $64.0 million, an increase of 19% year-over-year
•Operating income of $7.8 million, or 12% of revenue and Non-GAAP operating profit of $11.7 million, or 18% of revenue
•Adjusted EBITDA of $24.6 million, or 38% of revenue
•Cash flow from operations of $20.8 million, and Free Cash Flow of $19.4 million

Business and Operating Highlights:
•The company exceeded guidance again in Q4, with GAAP Revenue up 19% year-over-year to $64.0 million and 38% Adjusted EBITDA margins
•MeridianLink saw strong momentum in the fourth quarter on the consumer side of the business, up 23% year-over-year, with growth driven, in part, by the reinvestment of the mortgage-related upside into the consumer business over the last several quarters
•The company launched MeridianLink Engage, a unique and comprehensive end-to-end consumer lending, account, and card marketing automation solution, in beta in Q4 and expanded to general availability in January 2022

Business Outlook
Based on information as of today, March 10, 2022, the Company issues first quarter financial guidance and initiates full year 2022 financial guidance as follows:

First Quarter Fiscal 2022:
•Revenue is expected to be in the range of $68.3 million to $69.3 million
•Adjusted EBITDA is expected to be in the range of $26.5 million to $27.5 million

Full Year 2022:
•Revenue is expected to be in the range of $288.0 million to $292.0 million
•Adjusted EBITDA is expected to be in the range of $112.0 million to $116.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss our fourth quarter and fiscal year 2021 results today, March 10, 2022, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (877) 284-4396 from the United States and Canada or (873) 415-0298 internationally with conference ID 4345428. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until approximately 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Thursday, March 17, 2022, at (800) 585-8367 from the United States and Canada or (416) 621-4642 internationally with conference ID 4345428.

For More Information:
Press Contacts
Becky Frost
(714) 784-5839
becky.frost@meridianlink.com

Investor Relations Contact
Erik Schneider
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) is a leading provider of cloud-based software solutions for financial institutions, including banks, credit unions, mortgage lenders, specialty lending providers and consumer reporting agencies. Headquartered in Costa Mesa, California, MeridianLink provides services to more than 1,900 customers, including a majority of the financial institutions on Forbes’ 2021 lists of America’s Best Credit Unions and Banks. Further information can be found at www.meridianlink.com.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting
•Non-GAAP operating income: GAAP income (loss) from operations, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP net income: GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology
•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation and employer payroll taxes on employee stock transactions
•Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software)
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our future financial and operational performance, our strategic initiatives, our development or delivery of new or enhanced solutions, our market size and growth opportunities, and our competitive positioning. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth under the caption “Risk Factors” in our final prospectus filed on July 28, 2021, and our other SEC filings. Additional information will also be set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2021. Any forward-looking statement contained herein or provided on the related conference call is based on reasonable assumptions as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Consolidated Balance Sheets
(in thousands, except share/unit and per share/unit data)

	December 31,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$113,645	$37,739
Restricted cash	—	2,142
Accounts receivable, net of allowance for doubtful accounts	24,913	22,358
Prepaid expenses and other current assets	9,398	5,812
Related party receivable from sellers of MeridianLink	—	4,123
Total current assets	147,956	72,174
Property and equipment, net	5,989	7,600
Intangible assets, net	298,597	328,032
Deferred tax assets, net	4,286	9,484
Goodwill	564,799	542,965
Other assets	4,266	3,450
Total assets	$1,025,893	$963,705

Liabilities, Preferred Units, and Stockholders’ Equity/Members’ Deficit
Current liabilities:
Accounts payable	$2,335	$2,257
Accrued liabilities	24,667	21,070
Deferred revenue	14,707	10,873
TazWorks, LLC purchase liability	—	85,646
Related party liability due to sellers of MeridianLink	—	30,000
Current portion of long-term debt, net of debt issuance costs	2,139	2,955
Total current liabilities	43,848	152,801
Long-term debt, net of debt issuance costs	425,371	516,877
Deferred rent	396	543
Total liabilities	469,615	670,221
Commitments and contingencies

Class A preferred units, no par value; unlimited units authorized, 319,913 units issued and outstanding at December 31, 2020; liquidation preference of $402,607 at December 31, 2020	—	319,913
Stockholders’ Equity/Members’ Deficit
Preferred stock, $0.001 par value; 50,000,000 shares authorized at December 31, 2021; zero shares issued and outstanding at December 31, 2021	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 79,734,984 shares issued and outstanding at December 31, 2021	88	—
Class B common units, no par value; unlimited units authorized, 51,492,805 units issued and outstanding at December 31, 2020	—	—
Additional paid-in capital	596,542	3,909
Accumulated deficit	(40,352)	(30,338)
Total stockholders’ equity/members’ deficit	556,278	(26,429)
Total liabilities, preferred units, and stockholders’ equity/members’ deficit	$1,025,893	$963,705

Consolidated Statements of Operations
(in thousands, except share/unit and per share/unit data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Revenues, net	$64,024	$53,933	$267,676	$199,340
Cost of revenues:
Subscription and services	19,025	13,571	77,103	49,480
Amortization of developed technology	3,329	2,457	12,519	8,874
Total cost of revenues	22,354	16,028	89,622	58,354
Gross profit	41,670	37,905	178,054	140,986
Operating expenses:
General and administrative	21,057	14,347	85,160	54,640
Research and development	8,529	5,109	36,336	18,691
Sales and marketing	4,305	2,866	18,122	9,371
Loss on termination of financing obligation due to related party	—	5,755	—	5,755
Impairment of trademarks	—	5,362	—	5,362
Acquisition related costs	—	1,579	781	1,579
Total operating expenses	33,891	35,018	140,399	95,398
Operating income	7,779	2,887	37,655	45,588
Other (income) expense, net:
Other income	(10)	(24)	(49)	(41)
Interest expense, net	5,542	8,653	32,615	34,686
Loss on debt repayment and extinguishment	5,593	—	9,944	—
Total other expense, net	11,125	8,629	42,510	34,645
Income (loss) before provision for income taxes	(3,346)	(5,742)	(4,855)	10,943

Provision for (benefit from) income taxes	(133)	(1,653)	5,141	1,792
Net income (loss)	$(3,213)	$(4,089)	$(9,996)	$9,151

Class A preferred return	—	(8,931)	(20,944)	(34,411)
Net loss attributable to common stockholders	$(3,213)	$(13,020)	$(30,940)	$(25,260)

Weighted average common stock outstanding – basic and diluted	79,596,418	51,393,573	63,813,770	51,153,041
Net loss per share – basic and diluted	$(0.04)	$(0.25)	$(0.48)	$(0.49)

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Subscription fees	$55,757	$47,460	$235,489	$177,039
Professional services	5,895	4,914	22,707	16,301
Other	2,372	1,559	9,480	6,000
Total	$64,024	$53,933	$267,676	$199,340

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Lending software solutions	$43,759	$37,054	$176,793	$133,754
Data verification software solutions	20,265	16,879	90,883	65,586
Total (1)	$64,024	$53,933	$267,676	$199,340
% Growth attributable to:
TCI and TazWorks	13%		21%
Lending software solutions	9%		12%
Data verification software	(3)%		1%
Total % growth	19%		34%

(1) % Revenue related to mortgage loan market:
Lending software solutions	9%	12%	9%	12%
Data verification software	68%	94%	70%	93%
Total % revenue related to mortgage loan market	27%	38%	30%	39%

Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$(9,996)	$9,151
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	50,453	40,199
Amortization of debt issuance costs	3,413	1,758
Share-based compensation expense	30,736	2,841
Loss on disposal of fixed assets and termination of financing obligation	524	5,823
Impairment of trademarks	—	5,362
Loss on sublease liability	405	—
Loss on debt repayment and extinguishment	9,944	—
Other adjustments	(18)	—
Deferred income taxes	4,926	1,555
Changes in operating assets and liabilities:
Accounts receivable	1,619	(3,184)
Prepaid expenses and other assets	(5,726)	(2,058)
Accounts payable	117	1,536
Accrued liabilities	(302)	2,650
Deferred revenue	3,834	1,923
Deferred rent	(94)	(77)
Net cash provided by operating activities	89,835	67,479
Cash flows from investing activities:
Acquisition, net of cash acquired – Teledata Communications, Inc.	—	(103,055)
Acquisition, net of cash acquired – TazWorks, LLC	(84,605)	(5,000)
Acquisition, net of cash and restricted cash acquired – Saylent Technologies, Inc.	(35,945)	—
Capitalized software additions	(4,906)	(3,196)
Purchases of property and equipment	(843)	(4,141)
Net cash used in investing activities	(126,299)	(115,392)
Cash flows from financing activities:
Repurchases of Class A Units	(54)	(907)
Repurchases of Class B Units	(1,887)	(2,167)
Proceeds from initial public offering, net of underwriters’ discounts and commissions	247,307	—
Proceeds from exercise of stock options	1,714	—
Payment due to effect of corporate conversion	(6)	—
Proceeds from long-term debt	535,000	—
Principal payments of long-term debt	(631,255)	(4,156)
Payments of debt issuance costs	(7,207)	—
Payments of financing obligation due to related party	—	(2,187)
Payments of Class A cumulative preferred return	(12)	(136)
Payments of deferred offering costs	(4,790)	(423)
Payment to sellers of Saylent Technologies, Inc.	(775)	—
Payment to sellers of Teledata Communications, Inc	(2,142)	—
Holdback payment to sellers of MeridianLink	(25,665)	—
Net cash provided by (used in) financing activities	110,228	(9,976)
Net increase (decrease) in cash, cash equivalents and restricted cash	73,764	(57,889)
Cash, cash equivalents and restricted cash, beginning of period	39,881	97,770
Cash, cash equivalents and restricted cash, end of period	$113,645	$39,881
Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$113,645	$37,739
Restricted cash	—	2,142
Cash, cash equivalents, and restricted cash	$113,645	$39,881

Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2021	2020
Supplemental disclosures of cash flow information:
Cash paid for interest	$29,242	$33,179
Cash paid for income taxes	306	137
Non-cash investing and financing activities:
Effect of corporate conversion	$319,868	$—
Related party receivable net against holdback payment to prior shareholders	4,335	—
Deferred offering costs in prepaid expenses and other current assets at December 31, 2020 offsetting payments of deferred offering costs	423	—
Share-based compensation expense capitalized to software additions	111	—
Vesting of restricted stock awards and RSUs	94	—
Debt issuance costs included in accrued expenses	90	—
Purchases of property and equipment included in accounts payable and accrued expenses	81	98
Payable to seller in connection with acquisition of TazWorks	—	85,646
Deferred offering costs included in accounts payable and accrued expenses	—	572
Vesting of Class B Units	—	74

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Operating income (loss)	$7,779	$2,887	$37,655	$45,588
Add: Share-based compensation expense	3,901	783	30,736	2,841
Add: Employer payroll taxes on employee stock transactions	16	—	95	—
Add: Sponsor and third-party acquisition related costs	25	2,079	2,348	3,579
Non-GAAP operating income	$11,721	$5,749	$70,834	$52,008
Non-GAAP operating margin	18%	11%	26%	26%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Net income (loss)	$(3,213)	$(4,089)	$(9,996)	$9,151
Add: Share-based compensation expense	3,901	783	30,736	2,841
Add: Employer payroll taxes on employee stock transactions	16	—	95	—
Add: Sponsor and third-party acquisition related costs	25	2,079	2,348	3,579
Non-GAAP net income (loss)	$729	$(1,227)	$23,183	$15,571
Non-GAAP basic net income (loss) per share	$0.01	$(0.02)	$0.36	$0.30
Non-GAAP diluted net income (loss) per share	$0.01	$(0.02)	$0.35	$0.29
Weighted average shares used to compute Non-GAAP basic net income per share	79,596,418	51,393,573	63,813,770	51,153,041
Weighted average shares used to compute Non-GAAP diluted net income per share	82,358,079	54,080,648	67,130,479	53,840,116
Non-GAAP net income (loss) margin	1%	(2)%	9%	8%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Net income (loss)	$(3,213)	$(4,089)	$(9,996)	$9,151
Interest expense	5,542	8,653	32,615	34,686
Taxes	(133)	(1,653)	5,141	1,792
Depreciation and amortization	12,799	10,670	50,453	40,199
Share-based compensation expense	3,901	783	30,736	2,841
Employer payroll taxes on employee stock transactions	16	—	95	—
Expenses associated with IPO	—	395	424	395
Sponsor and third-party acquisition related costs	25	2,079	2,348	3,579
Loss on debt prepayment	5,593	—	9,944	—
Deferred revenue reduction from purchase accounting	109	334	733	851
Impairment of trademarks	—	5,362	—	5,362
Lease termination charges	—	5,755	879	5,755
Adjusted EBITDA	$24,639	$28,289	$123,372	$104,611
Adjusted EBITDA margin	38%	52%	46%	52%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Cost of revenue	$22,354	$16,028	$89,622	$58,354
Less: Share-based compensation expense	1,017	71	6,478	180
Less: Employer payroll taxes on employee stock transactions	—	—	3	—
Less: Amortization of developed technology	3,329	2,457	12,519	8,874
Non-GAAP cost of revenue	$18,008	$13,500	$70,622	$49,300
As a % of revenue	28%	25%	26%	25%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

General & administrative	$21,057	$14,347	$85,160	$54,640
Less: Share-based compensation expense	1,694	498	14,558	1,952
Less: Employer payroll taxes on employee stock transactions	14	—	73	—
Less: Depreciation expense	560	531	2,303	2,515
Less: Amortization of intangibles	8,910	7,682	35,631	28,810
Non-GAAP general & administrative	$9,879	$5,636	$32,595	$21,363
As a % of revenue	15%	10%	12%	11%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Research and development	$8,529	$5,109	$36,336	$18,691
Less: Share-based compensation expense	1,095	92	7,453	339
Less: Employer payroll taxes on employee stock transactions	—	—	8	—
Non-GAAP research and development	$7,434	$5,017	$28,875	$18,352
As a % of revenue	12%	9%	11%	9%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Sales and marketing	$4,305	$2,866	$18,122	$9,371
Less: Share-based compensation expense	95	122	2,247	370
Less: Employer payroll taxes on employee stock transactions	2	—	11	—
Non-GAAP sales and marketing	$4,208	$2,744	$15,864	$9,001
As a % of revenue	7%	5%	6%	5%

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

Net cash provided by operating activities	$20,823	$12,298	$89,835	$67,479
Less: Capital expenditures	151	738	843	4,141
Less: Capitalized software	1,316	1,033	4,906	3,196
Free cash flow	$19,356	$10,527	$84,086	$60,142